AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

              BAY AREA FERTILITY AND GYNECOLOGY MEDICAL GROUP, INC.

         THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT ("Amendment No. 2"), dated July 21, 1998 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("INMD") and Bay Area Fertility and Gynecology Medical Group, Inc., a California professional medical corporation, with its principal place of business at 5601 Norris Canyon Road, Suite 300, San Ramon, California 94583 ("PC").

                                    RECITALS:

         WHEREAS, INMD and PC entered into a Management Agreement dated January 7, 1997 (the "Management Agreement"), as amended by Amendment No. 1 to theManagement Agreement dated April 5, 1998; and

         WHEREAS, INMD and PC wish to amend the Management Agreement, in pertinent part to clarify what the Base Management Fee, as defined in the Management Agreement, includes; and

         WHEREAS, INMD and PC wish to amend the Management Agreement to provide for joint responsibilities and duties under the Management Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Management Agreement, as amended, INMD and PC agree as follows:

         1. Section 3.3.1 of the Management Agreement is hereby deleted in its entirety and the following hereby substituted therefor:

         "3.3.1 Executive Director. Subject to the approval of the Joint Practice Management Board, INMD shall hire and appoint an Executive Director or other individual with similar responsibilities to manage and administer all the day-to-day business functions of the Facilities and shall determine the salary and fringe benefits paid to such person. At the direction, supervision and control of INMD, such person, subject to the terms of this Agreement, shall perform the administrative duties assigned by INMD and implement the policies agreed to by the Joint Practice Management Board."






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         2. Section  6.1.2 of the Managment  Agreement is hereby  deleted in its entirety and the following hereby substituted therefor, effective January 7, 1997:

         "6.1.2 during each year of this Agreement, a Base Management Fee, which includes a licensing fee for use of the names REPRODUCTIVE SCIENCE CENTER and BAY AREA FERTILITY, in an amount equal to six percent (6%) of the Revenues."

         3. The  Management  Agreement  is hereby  amended to add the  following
Article:

                                   "Article 12


                        JOINT DUTIES AND RESPONSIBILITIES


         12.1 FORMATION AND OPERATION OF JOINT PRACTICE MANAGEMENT BOARD. INMD and PC will establish a Joint Practice Management Board which will be responsible for developing management and administrative policies for the overall operation of PC. The Joint Practice Management Board will consist of designated management representative(s) from INMD, one or more PC owners, as determined by PC, such other practice physicians, as appropriate and the Executive Directors. In the case of any matter requiring a formal vote, PC shall have one (1) vote and INMD shall likewise have one (1) vote..

         12.2 DUTIES AND RESPONSIBILITIES OF THE JOINT PRACTICE MANAGEMENT BOARD. The Joint Practice Management Board shall have the following duties and responsibilities:

                  12.2.1 ANNUAL BUDGETS. All annual capital and operation budgets prepared by INMD shall be subject to the review, amendment, approval and disapproval of the Joint Practice Management Board.

                  12.2.2 CAPITAL IMPROVEMENTS AND EXPANSION. Except as otherwise provided herein, any renovation and expansion plans, and capital equipment expenditures with respect to PC shall be reviewed and approved by the Joint Practice Management Board and shall be based upon the best interests of PC, and shall take into account capital priorities, economic feasibility, physician support, productivity and then current market and regulatory conditions.

                  12.2.3 ADVERTISING BUDGET. All annual advertising and other marketing budgets prepared by INMD shall be subject to the review, amendment, approval and disapproval of the Joint Practice Management Board.

                  12.2.4 PATIENT FEES. The Joint Practice Management Board shall review and approve the fee schedule for all physician and ancillary services rendered by PC.

                  12.2.5 ANCILLARY SERVICES. The Joint Practice Management Board shall approve ancillary services rendered by PC.


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                  12.2.6 PROVIDER AND PAYER  RELATIONSHIPS.  Decisions regarding the establishment or maintenance of relationship with institutional health care providers and payers shall be made by the Joint Practice Management Board in consultation with PC; provided, however, that unanimous consent of PC designated members of the Joint Practice
         Management Board shall be necessary to discontinue any existing PC institutional relationship.

                  12.2.7 STRATEGIC PLANNING. The Joint Practice Management Board shall develop long-term strategic plans, from time to time.

                  12.2.8 PHYSICIAN HIRING. The Joint Practice Management Board shall determine, except as otherwise provided for herein, the number and type of physicians required for the efficient operation of PC. The approval of the Joint Practice Management Board shall be required for any modifications to the restrictive covenants contained in any physician agreement.

                  12.2.9 PROVIDER CONTRACTS. The Joint Practice Management Board shall approve, disapprove, or amend all managed care, PPO, HMO, Medicare risk and other provider contracts negotiated by INMD.

            4. All other provisions of the Management Agreement, as amended, not in conflict with this Amendment No. 2 remain in full force and effect.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 2 as the date first written above.

INTEGRAMED AMERICA, INC.



By: /s/Gerardo Canet
    ----------------------------
    Gerardo Canet, President



BAY AREA FERTILITY AND GYNECOLOGY MEDICAL GROUP, INC.



By: /s/Arnold Jacobson, M.D.
    ----------------------------------
    Arnold Jacobson, M.D., President